Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul T. Stecko, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Annual Report of Packaging Corporation of America (the “Company”) on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul T. Stecko

Paul T. Stecko
Chairman and Chief Executive Officer

March 18, 2003

I, Richard B. West, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Annual Report of Packaging Corporation of America (the “Company”) on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard B. West

Richard B. West
Senior Vice President, Chief Financial Officer
and Corporate Secretary

March 18, 2003